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                                                               Exhibit 10.19 (d)


                               THIRD AMENDMENT TO
                              AMENDED AND RESTATED
                           GOLD CONSIGNMENT AGREEMENT
                           DATED AS OF MARCH 30, 2001
                           --------------------------

         THIS THIRD AMENDMENT is made as of the 4th day of April, 2003, among SOVEREIGN BANK (formerly known as Rhode Island Hospital Trust National Bank), a Federal Savings Bank with an office at 15 Westminster Street, Providence, Rhode Island 02903, as a bank ("Sovereign" and together with the other lending institutions from time to time collectively, the "Institutions"), SOVEREIGN PRECIOUS METALS, LLC, a Pennsylvania limited liability company ("LLC"), FINLAY FINE JEWELRY CORPORATION, a Delaware corporation ("Finlay"), and EFINLAY, INC. a Delaware corporation ("eFinlay").

                         W I T N E S S E T H  T H A T:
                         - - - - - - - - - -  - - - -

         WHEREAS, Sovereign, Finlay and eFinlay are parties to a certain Amended and Restated Gold Consignment Agreement dated as of March 30, 2001, as amended by a First Amendment to Amended and Restated Gold Consignment Agreement dated as of December 31, 2001 and as further amended by a Second Amendment to Amended and Restated Gold Consignment Agreement dated as of September 30, 2002 (as amended, the "Consignment Agreement"), relating to the consignment by the Institutions to Finlay;

         WHEREAS, Sovereign, Finlay and eFinlay desire to further amend and modify the Consignment Agreement in certain respects;

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. Section 8.3 of the Consignment Agreement is hereby amended by deleting Section 8.3.1 in its entirety and replacing it with the following:

         "Consolidated EBITDA to Consolidated Periodic Financial Obligations. Consignee will and where applicable, each Consignee will cause its Subsidiaries on a consolidated basis to maintain as of the end of each period of four consecutive fiscal quarters the ratio of (a) the excess, if any, of (i) Consolidated EBITDA of the Parent and its Subsidiaries for such period less (x) the amount of cash applied by the Parent to the payment of income taxes of the Parent and its Subsidiaries in respect of such period, whether directly or pursuant to the Tax Allocation



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Agreement less (y) the amount of Capital Expenditures made by the Parent and its
Subsidiaries during such period to (b) the amount of Consolidated Periodic Financial Obligations (inclusive of interest and cash dividend payments) of the Parent and its Subsidiaries of not less than the ratio opposite such date in such table:

              For Fiscal Quarter
              Ending on or About:                    Ratio:
              ------------------                     -----
                    4/30/03                         1.44:1.00
                    7/31/03                         1.44:1.00
                   10/31/03                         1.44:1.00
                    1/31/04                         1.53:1.00
                    4/30/04                         1.49:1.00
                    7/31/04                         1.49:1.00
                   10/31/04                         1.49:1.00
                    1/31/05                         1.53:1.00
                    4/30/05                         1.49:1.00
                    7/31/05                         1.49:1.00."


         2. Section 8.3 of the Consignment Agreement is hereby further amended by deleting Section 8.3.2 in its entirety and replacing it with the following:

         "8.3.2. Indebtedness to EBITDA. No Consignee will and where applicable, each Consignee will not permit its Subsidiaries to, permit the ratio of
         (i) the aggregate principal amount of all Indebtedness for Borrowed Money of the Parent and its Subsidiaries on a consolidated basis as of any fiscal quarter ending date set forth in the table below to (ii) Consolidated EBITDA of the Parent and its Subsidiaries for the period of four consecutive fiscal quarters ending on such fiscal quarter ending date in such table, to exceed the ratio set forth opposite such date in such table:

                Fiscal Quarter
                 Ending Date:                        Ratio:
                 -----------                         -----
                    4/30/03                         4.78:1.00
                    7/31/03                         4.78:1.00
                   10/31/03                         4.78:1.00
                    1/31/04                         3.39:1.00
                    4/30/04                         4.44:1.00
                    7/31/04                         4.44:1.00
                   10/31/04                         4.44:1.00
                    1/31/05                         3.17:1.00
                    4/30/05                         4.11:1.00
                    7/31/05                         4.11:1.00."


         3. Section 8.3 of the Consignment Agreement is hereby further amended by deleting Section 8.3.3 in its entirety and replacing it with the following:



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         "8.3.3. Minimum EBITDA. No Consignee will and where applicable, each
         Consignee will not permit its Subsidiaries to, permit Consolidated EBITDA of the Parent and its Subsidiaries for any period of four consecutive fiscal quarters ending on any date set forth in the table below to be less than the amount set forth opposite such date in such table:

                     Date:                          Amount:
                     -----                          -------
                    4/30/03                       $65,000,000
                    7/31/03                       $65,000,000
                   10/31/03                       $65,000,000
                    1/31/04                       $66,600,000
                    4/30/04                       $67,500,000
                    7/31/04                       $67,500,000
                   10/31/04                       $68,400,000
                    1/31/05                       $71,100,000
                    4/30/05                       $72,000,000
                    7/31/05                       $72,900,000."

         4. Finlay and eFinlay each hereby grant and reconfirm the security interest granted to Agent pursuant to the Security Agreement.

         5. The effectiveness of the transactions described herein shall be subject to (i) delivery to LLC of this Third Amendment and (ii) payment of all outstanding legal fees due and owing to counsel to Sovereign and LLC.

         6. Each of Finlay and eFinlay and the Agent hereby agree that, except as expressly provided herein, the terms and provisions of the Consignment Agreement remain unchanged and the Consignment Agreement remains in full force and effect in accordance with its terms. The term "Agreement" as used in the Consignment Agreement and all references to the Consignment Agreement in any other documents or agreements among any of the parties hereto which relate to either Finlay or eFinlay shall refer, from and after the date hereof, to the Consignment Agreement as amended and supplemented by this Third Amendment.

         7. Each of Finlay and eFinlay hereby ratifies and reaffirms that (i) the representations and warranties contained in the Consignment Agreement, as amended by the terms hereof, are true and correct as of the date hereof, except that references to financial statements shall refer to the latest financial statements furnished pursuant to the Consignment Agreement and (ii) no Event of Default (as defined in the Consignment Agreement) nor any event which with notice or the lapse of time, or both, would constitute an Event of Default exists as of the date hereof.

         8. Each of Finlay and eFinlay and the Agent hereby agree that all references in the Intercreditor Agreement (as defined in the Consignment Agreement) as amended through the date hereof to Sovereign Bank, shall for purposes therein refer to Sovereign Bank and Sovereign Precious Metals, LLC.




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         IN WITNESS WHEREOF, each of the parties hereto has caused this amendment to be executed in several counterparts, each of which shall be deemed to be an original as of the day and year first above written.


                                        SOVEREIGN BANK, as Agent and a Lender

                                        By /s/ Elizabeth Sousa
                                           -------------------------------------
                                               Title Vice President
                                               ---------------------------------


                                        SOVEREIGN PRECIOUS METALS, LLC, as
                                               Agent and a Lender

                                        By /s/ Elizabeth Sousa
                                           -------------------------------------
                                               Title Vice President
                                               ---------------------------------


                                        COMMERZBANK INTERNATIONAL S.A.

                                        By /s/ Ralf Kreikenbaum
                                           -------------------------------------
                                               Title Senior Vice President

                                        By /s/ Manfred Jahns
                                           -------------------------------------
                                               Title Vice President


                                        FINLAY FINE JEWELRY CORPORATION

                                        By /s/ Bruce Zurlnick
                                           -------------------------------------
                                               Title Senior Vice President,
                                                     ---------------------------
                                                     Treasurer and Chief
                                                     ---------------------------
                                                     Financial Officer
                                                     ---------------------------


                                        EFINLAY, INC.

                                        By /s/ Bruce Zurlnick
                                           -------------------------------------
                                               Title Senior Vice President,
                                                     ---------------------------
                                                     Treasurer and Chief
                                                     ---------------------------
                                                     Financial Officer
                                                     ---------------------------



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